UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22936

Diversified Real Asset Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Semi-Annual Report November 30, 2014

DRA

Diversified Real Asset Income Fund

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund's investment adviser, Nuveen Fund Advisors, LLC ("NFAL") and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF's asset management business. Nuveen's existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund's sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund's operations.

Table

of Contents

Portfolio Managers' Comments	4
Fund Leverage	6
Share Information	7
Risk Considerations	10
Performance Overview and Holding Summaries	12
Portfolio of Investments	14
Statement of Assets and Liabilities	24
Statement of Operations	25
Statement of Changes in Net Assets	26
Statement of Cash Flows	27
Financial Highlights	28
Notes to Financial Statements	30
Additional Fund Information	43
Glossary of Terms Used in this Report	44
Reinvest Automatically, Easily and Conveniently	45
Board Considerations in Approving the Fund's Investment Management and Investment Sub-Advisory Agreements	46

Nuveen Investments

Portfolio Managers'

Comments

Diversified Real Asset Income Fund (DRA)

Diversified Real Asset Income Fund (DRA) (the Fund) is a newly organized closed-end fund managed by Nuveen Fund Advisors, LLC (NFAL) and sub-advised by Nuveen Asset Management, LLC (NAM). The Fund, which commenced operations on September 8, 2014, was formed from the merger of the following four closed-end funds (the Target Funds) that had been advised by U.S. Bancorp Asset Management, Inc. and sub-advised by NFAL and NAM:

•  American Strategic Income Portfolio Inc. (ASP),

•  American Strategic Income Portfolio Inc. II (BSP),

•  American Strategic Income Portfolio Inc. III (CSP), and

•  American Select Portfolio Inc. (SLA).

The Fund is sub-advised by NAM using its real asset income strategy. The Fund's portfolio managers are John Wenker, Jay Rosenberg, Jeffrey Schmitz, CFA, David Yale and Jason O'Brien, CFA. John, David and Jason were part of the portfolio management team of ASP, BSP, CSP and SLA. John has 31 years of financial industry experience, David 33 years and Jason 21 years. Jay and Jeffrey have 19 and 27 years of financial industry experience, respectively.

Here the portfolio management team discusses their management strategy and the performance of the Fund during the abbreviated reporting period since the Fund's inception on September 8, 2014, through November 30, 2014.

What key strategies were used to manage the Fund during this abbreviated reporting period?

The Fund's investment objective is a high level of current income and long-term capital appreciation. Since the Fund's inception on September 8th, the portfolio management team has been repositioning the assets from the Target Funds to align DRA's portfolio with its new investment policies and NAM's real asset income strategy. When fully transitioned, at least 80% of the Fund's managed assets will be invested in a global portfolio of securities that provide investment exposure to real assets, focusing on infrastructure and real estate investment trust (REIT) securities. The portfolio management team will actively manage the Fund's allocations among the infrastructure and real estate categories, with the flexibility to invest across the capital structure in any type of equity and debt security offered by a particular company, including common shares, preferred shares, corporate debt instruments and mortgage-backed securities. Although all of the Fund's debt investments may be rated lower than investment grade (Ba1/BB+ or lower by S&P, Moody's or Fitch), no more than 10% of the Fund's managed assets may be invested in securities rated CCC+/Caa1 or lower at any time. We also have the option to invest up to 75% of the Fund's managed assets in non-U.S. issuers. Over the long term, our goal is to have the Fund's portfolio fairly equally balanced between U.S. and non-U.S. exposure although this allocation may change based on market conditions. We may also opportunistically write (sell) call options primarily on securities issued by real asset related companies, seeking to enhance the Fund's risk-adjusted total returns over time. In addition, we will typically use

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service (Moody's), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments

leverage as part of the Fund's management strategy, which we are currently doing through the use of bank borrowings. Leverage is discussed in more detail later in the Fund Leverage section of this report.

NAM's real asset income strategy invests primarily in five asset classes: global infrastructure common stock, REIT common stock, global infrastructure preferred stock and hybrids, REIT preferred stock, and debt securities. The Fund's primary benchmark is the Morgan Stanley Capital International (MSCI) World Index. The Fund's secondary benchmark is a Custom Blended Index, which is an index we created to represent a model asset allocation for an income-oriented product providing investment exposure to real assets. The Custom Blended Index is comprised of 33% S&P Global Infrastructure Index, 12% BofA Merrill Lynch Preferred Fixed Rate Index, 15% MSCI U.S. REIT Index, 20% BofA Merrill Lynch REIT Preferred Index and 20% Barclays High Yield Index. Our investment process attempts to add value in two ways: by moving money among these asset classes when we see pockets of value at differing times and, more importantly, through security selection.

Our security selection process starts with a screen for securities across the real assets markets that provide higher yields. From the group of securities providing significant yields, we focus on owning those securities with the highest total return potential. Our process places a premium on finding securities with revenues that come from tangible assets with long-term concessions, contracts or leases, which are therefore capable of producing steady, predictable and recurring cash flows. We employ a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

During this abbreviated reporting period, we made progress towards the repositioning of the Fund's portfolio. As part of this repositioning, we will be selling holdings that we think have lower yield and capital appreciation potential and buying assets that have more potential to achieve the Fund's objectives. As a result, we expect that the whole loan holdings will be reduced opportunistically. As of November 30, 2014, the Fund was composed of approximately 40% in whole loans, 23% in REIT and infrastructure related common stocks, 20% in REIT and infrastructure related preferred stocks and 14% in high yield corporate bonds.

The Fund also shorted five year U.S. Treasury futures contracts to hedge against potential increases in interest rates during the period. The effect on performance was negative during the period, as interest rates moved lower.

How did the Fund perform during this abbreviated reporting period?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the abbreviated reporting period from the Fund's inception on September 8, 2014 through November 30, 2014. For this period, the Fund outperformed both the Morgan Stanley Capital International (MSCI) World Index and its Custom Blended Index based upon the Fund's total return on net asset value (NAV).

As noted above, however, this reporting period was quite short. In addition, the Fund is in the process of transitioning its portfolio to a global real asset income strategy and continues to be invested mostly in U.S. securities, including approximately 35% in domestic whole loan holdings as of the end of the reporting period. Therefore, comparisons to the Fund's global, equity-oriented benchmarks are less meaningful until the Fund's transitioning is complete. Our goal over time will be to opportunistically reduce the Fund's whole loan exposure, while also more equally balancing the Fund's U.S. and non-U.S. exposure.

The segments of the Fund that performed well during this reporting period and contributed to its outperformance relative to the Custom Blended Index included the Fund's positions in whole loans, infrastructure common equities and REIT preferred securities. The whole loan portfolio benefited as the commercial real estate sector continued the strong performance that it has exhibited throughout 2014. The Fund benefited from an underweight to the infrastructure common equity sector and particularly the pipeline industry, as both areas significantly underperformed during the abbreviated period. In the REIT preferred area, the Fund experienced strong results from security selection, especially in the health care REIT sector.

Nuveen Investments

Fund

Leverage

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. The Fund's use of leverage had a positive impact on performance during this reporting period.

As of November 30, 2014, the Fund's percentages of leverage are as shown in the accompanying table.

DRA
Effective Leverage*	25.37%
Regulatory Leverage*	25.37%

*  Effective leverage is the Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. During this reporting period, the Fund was not invested in any derivatives or other investments that resulted in economic leverage. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND'S USE OF LEVERAGE

The Fund currently employs leverage through the use of bank borrowings. The Fund also employed leverage through the use of reverse repurchase agreements, which it ceased utilizing during the period.

As of November 30, 2014, the Fund had outstanding bank borrowings of $155,300,000.

Refer to Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives and Note 9 – Borrowing Arrangements for further details.

Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund's distributions is current as of November 30, 2014. The Fund's distribution levels may vary over time based on the Fund's investment activities and portfolio investment value changes.

The Fund has approved a managed distribution program, but currently operates under a cash-flow distribution policy. The goal of this policy is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's cash flows from investment strategies including investments in common equities, corporate bonds, preferred securities and shares of REITs, into regular distributions. Cash flows from REITs received by the Fund are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the Fund's distributions:

•  The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the cash flows from its investment strategy. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from cash flows (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year, estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

Nuveen Investments

Share Information (continued)

The following table provides information regarding the Fund's distributions and total return performance for the period September 8, 2014 (commencement of operations) through November 30, 2014. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet its distributions.

As of November 30, 2014	DRA
Inception date	9/8/14
Period September 8, 2014 (commencement of operations) through November 30, 2014:
Per share distribution:
From net investment income*	$0.31
From realized capital gains	0.00
Return of capital	0.00
Total per share distribution	$0.31
Annualized distribution rate on NAV	6.19%
Current distribution rate**	7.41%
Cumulative since inception total return on NAV***	1.73%

*  The Fund declared its initial monthly distribution on September 16, 2014.

**  Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

***  For the period September 8, 2014 (commencement of operations) through November 30, 2014.

SHARE REPURCHASES

On September 23, 2014, the Fund's Board of Trustees authorized the Fund to participate in Nuveen's closed-end fund complex-wide share repurchase program. Under the share repurchase program, the Fund may repurchase up to 10% of its outstanding shares as of the authorization date in open-market transactions at the Adviser's discretion. The Fund is prohibited, however, from repurchasing its shares during periods when the Fund also has an outstanding tender offer (as described below).

As of November 30, 2014, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired its shares as shown in the accompanying table.

DRA
Shares Cumulatively Repurchased and Retired	10,000
Approximate Number of Shares Authorized for Repurchase	2,535,000

During the current reporting period, the Fund repurchased and retired its shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

DRA
Shares Repurchased and Retired	10,000
Weighted Average Price per Share Repurchased and Retired	$17.49
Weighted Average Discount per Share Repurchased and Retired	12.51%

TENDER OFFER

The Fund's Board of Trustees has authorized the Fund to conduct a series of up to three tender offers pursuant to which the Fund would offer to purchase up to 10% of the Fund's outstanding shares for cash on a pro rata basis at a price per share equal to 99% of the NAV per common share, as determined as of the close of regular trading on the NYSE on the expiration date of the tender offer.

Nuveen Investments

On September 23, 2014, Nuveen announced the Fund's first tender offer, which commenced on October 3, 2014 and expired on November 7, 2014. The tender offer was oversubscribed (66% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

Subject to Board approval, the Fund expects to announce its second tender offer prior to April 8, 2015, with payment for shares purchased in the second tender offer to take place within two months thereafter. In addition, if the Fund's average daily trading discount exceeds 10% during the 90 calendar days preceding October 8, 2015, the Fund, subject to Board approval, expects to announce a third tender offer, with payment for shares purchased in the third tender offer to take place prior to December 8, 2015.

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on the Fund's tender offer.

OTHER SHARE INFORMATION

As of November 30, 2014, and during the current reporting period, the Fund's share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

DRA
NAV	$20.03
Share Price	$17.57
Premium/(Discount) to NAV	(12.28)%
Since Inception Average Premium/(Discount) to NAV	(10.79)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund's portfolio. Leverage typically magnifies the total return of the Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that the Fund's leveraging strategy will be successful.

Infrastructure and Real Estate Concentration Risk. The Fund's investments will be concentrated in issuers of infrastructure and real estate securities. Because the Fund will be concentrated in such securities, it may be subject to more risks than if it were broadly diversified across the economy. General changes in market sentiment towards infrastructure and real estate companies may adversely affect the Fund, and the performance of infrastructure and real estate issuers may lag behind the broader market as a whole. Also, the Fund's concentration in infrastructure and real estate may subject the Fund to a variety of risks associated with such companies.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Below-Investment Grade Securities Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic developments. These risks often are magnified in emerging markets.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Preferred Security Risk. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Whole Loan Risk. The Fund invests in individual loans, which may be relatively illiquid and more difficult to value, and which subject the Fund to credit and default risk associated with the individual borrower.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities.

Nuveen Investments

Call Option Risks. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio.

Mortgage-Backed Securities Risk. Investing in mortgage-backed securities (MBS) entails various risks, including credit risks inherent in the underlying collateral, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, and geographical concentration risks.

Prepayment Risk. MBS represent an interest in a pool of mortgages. These mortgages typically permit borrowers to prepay amounts owing, often with no penalty. The relationship between borrower prepayments and changes in interest rates may mean some high-yielding mortgage-related and asset-backed securities have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, the total return and maturity of mortgage-related and asset-backed securities may be difficult to predict precisely. To the extent that the Fund purchases mortgage-related securities at a premium, prepayments may result in loss of the Fund's principal investment to the extent of any unamortized premium.

Illiquid Securities Risk. This is the risk that the Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

Default Risk. The event in which a bond issuer is unable to make the required payments on their debt obligations.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Nuveen Investments

DRA

Diversified Real Asset Income Fund

Performance Overview and Holding Summaries as of November 30, 2014

Refer to the Glossary of Terms Used in this Report for further definitions of terms used in this section.

Cumulative Total Returns as of November 30, 2014

Since Inception[1]
DRA at NAV	1.73%
DRA at Share Price	(2.02)%
MSCI World Index	(0.27)%
Custom Blended Index	0.40%

As previously noted in the Portfolio Managers' Comments section of this report, the Fund is in the process of transitioning its portfolio to a global real asset income strategy. Therefore, comparisons to the Fund's global, equity-oriented benchmarks are less meaningful until the Fund's transitioning is complete. The Fund's goal over time will be to opportunistically reduce its whole loan exposure while also more equally balancing its U.S. and non-U.S. exposure.

The performance information presented for the Fund is from its commencement of operations on September 8, 2014 and does not include the historical performance information for the funds acquired in the mergers, as previously described in the Portfolio Managers' Comments section of this report.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Whole Loans	47.3%
Other Fixed-Income Type Securities[3]	49.8%
Equity Type Securities	33.1%
Short-Term Investments	3.4%
Other Assets Less Liabilities	0.4%
Net Assets Plus Borrowings	134.0%
Borrowings	(34.0)%
Net Assets	100.0%

Credit Quality

(% of total corporate debt)3

AA	1.0%
A	0.4%
BBB	30.7%
BB	21.5%
B	23.0%
CCC	3.0%
N/R (not rated)	20.4%
Total	100.0%

Portfolio Asset Allocation

(% of total investments)2

Whole Loans	35.4%
Other Fixed-Income Type Securities[3]	37.3%
Equity Type Securities	24.8%
Short-Term Investments	2.5%
Total	100.0%

Whole Loans and Industries

(% of total investments)2

Whole Loans	35.4%
Real Estate Investment Trust	31.1%
Oil, Gas & Consumable Fuels	5.4%
Electric Utilities	5.0%
Diversified Financial Services	4.0%
Other	19.1%
Total	100.0%

Whole Loan
State Concentration

(% of total whole loans, at market value)

Arizona	16.9%
Texas	14.6%
Washington	10.3%
New Mexico	10.1%
Minnesota	7.4%
Florida	7.2%
Virginia	5.5%
Illinois	4.1%
Georgia	3.2%
California	3.1%
Other	17.6%
Total	100.0%

1  Since inception returns are from 9/8/2014.

2  Excluding investments in derivatives.

3  Includes convertible preferred securities, $25 par (or similar) retail preferred, convertible bonds, corporate bonds and $1,000 par (or similar) institutional preferred.

Nuveen Investments

DRA

Diversified Real Asset Income Fund

Portfolio of Investments  November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Interest Rate	Maturity	Value
	LONG-TERM INVESTMENTS – 130.2% (97.5% of Total Investments)
	WHOLE LOANS – 47.3% (35.4% of Total Investments) (2), (3), (4)
	Commercial Loans – 35.0% (26.2% of Total Investments)
$2,293	150 North Pantano I, AZ	4.900%	8/01/19	$2,292,578
2,278	2165 Shermer Road, Northbrook, IL	4.125%	9/01/28	2,223,316
6,035	5555 East Van Buren I, Phoenix, AZ, (5)	4.925%	12/01/14	6,035,296
2,936	5600 University Boulevard, Alburquerque, NM	5.100%	2/01/24	3,048,311
3,220	8324 East Hartford Drive I, Scottsdale, AZ, (5)	6.900%	5/01/20	3,220,015
2,084	31601 Industrial Drive, Livonia, MI, (6)	4.125%	2/01/24	2,083,817
967	45755 Five Mile Road, Plymouth Township, MI, (6)	4.125%	2/01/19	966,879
1,452	Apple Valley Retail Center, Apple Valley, MN	4.775%	10/01/23	1,479,017
977	Bigelow Office Buildings, Las Vegas, NV	6.375%	4/01/17	1,006,377
1,428	Carl's Jr., Idaho Springs, CO	4.125%	5/01/23	1,403,813
1,927	Chicago Social Security Building, Chicago, IL	4.775%	6/01/22	1,973,746
6,896	Clear Lake Central I, Webster, TX, (5)	4.925%	9/01/14	6,895,716
1,769	Copper Junction, Copper Mountain, CO	6.375%	7/01/17	1,857,777
2,344	Cresthaven Medical, Memphis, TN	3.875%	6/01/18	2,202,691
3,179	Gateway Business Center, St. Cloud, MN	4.820%	10/01/23	3,241,813
2,081	George Gee Hummer, Liberty Lake, WA	6.425%	7/01/18	1,862,707
4,578	George Gee Pontiac I, Liberty Lake, WA	6.425%	7/01/18	4,101,398
734	George Gee Pontiac II, Liberty Lake, WA	6.375%	7/01/18	657,348
2,448	George Gee Porshe, Liberty Lake, WA	6.375%	7/01/18	2,191,158
2,064	Hacienda Colorado Restaurant, Englewood, CO	4.375%	7/01/23	2,048,343
5,101	Hickman Road, Clive, IA	4.925%	4/01/16	5,151,915
5,999	Jamestown Medical Office Building, Jamestown, ND	4.425%	5/01/23	5,986,791
1,782	Jilly's American Grill, Scottsdale, AZ	6.375%	3/01/17	1,781,561
11,136	La Cholla Plaza I, Tucson, AZ, (5), (6), (7)	3.175%	8/01/14	6,923,373
1,206	La Costa Meadows Industrial Park I, San Marcos, CA	6.775%	7/01/17	1,266,132
1,938	La Costa Meadows Industrial Park II, San Marcos, CA	7.525%	7/01/17	1,957,344
3,750	Magnolia Retail Land, Magnolia, TX	6.900%	10/01/16	3,750,000
2,119	Mandala Agency Building, Bend, OR	6.375%	6/01/17	2,126,113
14,000	NCH Commercial Pool II, Rocky Point, Mexico, (5), (7)	11.925%	8/01/14	6,934,999
3,224	North Austin Business Center, Austin, TX	5.650%	11/01/18	3,320,715
3,900	Office City Plaza, Houston, TX, (5)	4.900%	3/01/17	3,900,000
11,832	Oyster Point Office Park, Newport News, VA, (5)	4.175%	5/01/16	11,327,107
897	Oyster Point Office Park II, Newport News, VA	4.875%	5/01/16	606,073
1,859	Palace Court, Santa Fe, NM, (5)	4.875%	8/01/15	1,055,863
4,471	Paradise Boulevard, Albuquerque, NM	6.500%	4/01/17	4,560,802
2,457	Park Place, Northbrook, IL	5.225%	12/01/23	2,564,115
1,396	PennMont Office Plaza, Alburquerque, NM	5.375%	4/01/15	1,395,987
1,636	Perkins – Blaine, Blaine, MN	6.625%	1/01/17	1,636,472
1,258	Perkins Restaurant, Maple Grove, MN	6.375%	1/01/18	1,216,602
4,523	RealtiCorp Fund III, Crystal River, FL, (5)	5.925%	7/01/16	4,522,755
2,046	Rivertree Court, Vernon Hills, IL	5.185%	12/01/23	2,133,783
6,833	RL Stowe Portfolio, Belmont, NC and Chattanooga, TN, (8)	2.925%	1/01/15	3,881,177
15,000	Signal Butte, Mesa, AZ, (5), (9)	4.925%	7/01/17	9,311,295
11,000	Spa Atlantis, Pompano Beach, (5)	6.425%	8/01/16	11,000,000
1,580	Stephens Center, Missoula, MT	6.875%	9/01/15	1,595,981
1,200	Storage Place, Tucson, AZ, (5), (10)	5.875%	6/01/19	1,200,000
4,508	Superior Ford Dealership, Plymouth, MN	6.425%	7/01/17	4,733,498
3,204	Tatum Ranch Center, Phoenix, AZ, (5)	6.150%	10/01/15	3,204,207
181,545	Total Commercial Loans			159,836,776
	Multifamily Loans – 12.3% (9.2% of Total Investments)
3,648	Briarhill Apartments I, Eden Prairie, MN	6.900%	9/01/15	3,684,567
6,000	Chateau Club Apartments I, Athens, GA, (5), (7)	6.675%	12/01/12	4,809,066
2,992	Chateau Club Apartments II, Athens, GA, (5), (11), (12)	6.875%	12/01/12	2,048,652
2,420	El Dorado Apartments I, Tucson, AZ, (5)	5.650%	9/01/17	2,420,444

Nuveen Investments

Principal Amount (000)	Description (1)	Interest Rate	Maturity	Value
	Multifamily Loans (continued)
$291	El Dorado Apartments II, Tucson, AZ	7.150%	9/01/17	$220,524
3,114	Gateway Villages Apartments, Clare, MI	4.960%	5/01/27	3,217,627
2,350	Good Haven Apartments, Dallas TX, (5)	4.875%	8/01/17	2,350,000
4,875	Keystone Crossings, Springdale, AR, (5), (11), (12)	8.150%	7/05/16	4,310,958
5,400	Meadows Point, College Station, TX, (5), (11)	7.925%	5/01/16	4,928,585
7,308	Montevista Apartments, Fort Worth, TX, (5), (11)	7.425%	3/01/17	6,431,018
4,933	NCH Multifamily Pool, Oklahoma City, OK, (5), (7)	11.925%	8/01/14	39,364
5,400	NCH Multifamily Pool II, Rocky Point Mexico, (5), (7)	11.925%	8/01/14	4,750,000
3,650	RiverPark Land Lot III, Oxnard, CA, (5)	4.900%	4/01/16	3,472,351
8,266	Sapphire Skies I, Cle Elum, WA, (5)	1.925%	7/01/15	6,785,394
3,200	Sapphire Skies II, Cle Elum, WA, (5), (11), (12)	7.900%	7/01/15	32,000
8,000	Sapphire Skies III, Cle Elum, WA, (5), (7)	9.925%	7/01/15	80,000
8,000	Sapphire Skies IV, Cle Elum, WA, (5)	3.875%	7/01/15	6,566,649
79,847	Total Multifamily Loans			56,147,199
	Single Family Loans – 0.0% (0.0% of Total Investments)
6	American Portfolio, California	1.799%	1/01/17	5,835
12	Bank of New Mexico, New Mexico	2.549%	2/01/18	11,770
5	Bluebonnet Savings & Loan, Texas	1.799%	11/01/15	5,207
20	Merchants Bank, Vermont, (13)	10.843%	5/13/17	20,827
25	McClemore, Matrix Funding Corporation, North Carolina	9.424%	8/01/19	25,298
26	Nomura III, California	2.424%	5/01/19	26,235
80	PHH U.S. Mortgage California and Delaware, (13)	6.790%	2/01/21	81,879
174	Total Single Family Loans			177,051
$261,566	Total Whole Loans (cost $262,257,440)			216,161,026
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	CORPORATE NOTES – 5.1% (3.8% of Total Investments) (2), (3), (4)
	Diversified Financial Services – 5.1% (3.8% of Total Investments)
$5,000	Stratus Properties I, (5)	7.250%	3/31/15	$5,000,000
3,000	Stratus Properties II, (5)	7.250%	12/31/15	3,030,000
8,000	Stratus Properties III, (5)	7.250%	12/31/16	8,160,000
3,500	Stratus Properties V, (5)	7.250%	3/31/15	3,500,000
3,500	Stratus Properties VII, (5)	7.250%	12/31/15	3,535,000
$23,000	Total Corporate Notes (cost $23,000,000)			23,225,000
Shares	Description (1)			Value
	COMMON STOCKS – 32.7% (24.5% of Total Investments)
	Air Freight & Logistics – 0.2% (0.2% of Total Investments)
37,382	BPost SA			$970,291
3,457	Oesterreichische Post AG			168,104
	Total Air Freight & Logistics			1,138,395
	Commercial Services & Supplies – 0.4% (0.3% of Total Investments)
20,073	Covanta Holding Corporation			503,230
1,581,919	K-Green Trust			1,298,744
	Total Commercial Services & Supplies			1,801,974
	Construction & Engineering – 0.4% (0.3% of Total Investments)
63,269	Ferrovial SA			1,297,398
9,051	Vinci S.A			489,622
	Total Construction & Engineering			1,787,020

Nuveen Investments

DRA  Diversified Real Estate Income Fund
Portfolio of Investments (continued)  November 30, 2014 (Unaudited)

Shares	Description (1)	Value
	Electric Utilities – 2.3% (1.8% of Total Investments)
64,181	Alupar Investimento SA	$476,694
379,070	AusNet Services	425,967
13,407	Brookfield Infrastructure Partners LP	556,391
4,421	EDP Energias do Brasil S.A	16,944
8,541	Electricite de France S.A	255,859
64,982	Endesa S.A	1,256,923
2,836	Hafslund ASA, Class B Shares	20,459
2,073,508	HK Electric Investments Limited	1,355,618
59,276	Scottish and Southern Energy PLC	1,520,406
19,541	Southern Company	926,830
373,900	Spark Infrastructure Group	620,687
420,059	Terna-Rete Elettrica Nazionale SpA	2,030,086
160,392	Transmissora Alianca de Energia Eletrica SA	1,239,437
	Total Electric Utilities	10,702,301
	Gas Utilities – 0.6% (0.5% of Total Investments)
19,754	AmeriGas Partners, LP	912,437
9,945	APA Group	66,629
1,480,706	Cityspring Infrastructure Trust	613,505
30,434	Enagas	1,019,813
54,615	Snam Rete Gas S.p.A	289,770
	Total Gas Utilities	2,902,154
	Health Care Providers & Services – 0.0% (0.0% of Total Investments)
428	Leisureworld Senior Care Corporation	5,223
	Independent Power & Renewable Electricity Producers – 1.3% (1.0% of Total Investments)
26,640	Brookfield Renewable Energy Partners LP	820,512
11,079	Pattern Energy Group Inc.	293,926
451,818	TransAlta Renewables Inc.	4,723,965
	Total Independent Power & Renewable Electricity Producers	5,838,403
	Multi-Utilities – 2.9% (2.1% of Total Investments)
1,131,323	Duet Group, WI/DD, (14)	2,359,583
111,049	GDF Suez	2,738,001
68,302	National Grid PLC	4,958,725
517,257	Redes Energeticas Nacionais SA	1,615,493
26,076	TECO Energy, Inc.	517,087
420,455	Vector Limited	929,398
	Total Multi-Utilities	13,118,287
	Oil, Gas & Consumable Fuels – 2.1% (1.6% of Total Investments)
25,322	Arc Logisitics Partners LP	557,084
139,409	BlueKnight Energy Partners LP	1,000,957
13,236	Buckeye Partners L.P	1,017,451
7,127	Crestwood Midstream Partners LP	143,110
19,310	DCP Midstream Partners LP	925,142
1,342	Enbridge Energy Partners LP	50,325
31,298	JP Energy Partners LP	456,951
45,551	Kinder Morgan, Inc.	1,883,515
12,694	TC Pipelines LP	913,841
34,078	USD Partners LP	508,785
101,704	Veresen Inc.	1,600,378
14,125	Williams Partners LP	730,828
	Total Oil, Gas & Consumable Fuels	9,788,367
	Real Estate Investment Trust – 19.0% (14.2% of Total Investments)
89,338	American Realty Capital Properties Inc,	839,777
235,716	Apollo Commercial Real Estate Finance, Inc.	3,931,743

Nuveen Investments

Shares	Description (1)	Value
	Real Estate Investment Trust (continued)
13,088	Ares Commercial Real Estate Corporation	$156,402
275,302	Armada Hoffler Properties Inc.	2,612,616
30,450	Artis Real Estate Investment Trust	420,854
250,005	Ascendas Real Estate Investment Trust	448,870
67,490	Blackstone Mortgage Trust Inc, Class A	1,927,514
219,163	CapitaMall Trust	332,957
60,471	CBL & Associates Properties Inc.	1,176,161
156,772	Colony Financial Inc.	3,848,753
24,198	Cominar Real Estate Investment Trust	398,963
68,914	Corrections Corporation of America	2,498,133
2,596	Digital Realty Trust Inc.	182,421
46,854	Entertainment Properties Trust	2,623,355
137,334	Excel Trust Inc.	1,800,449
217,319	Franklin Street Properties Corporation	2,612,174
90,489	Geo Group Inc.	3,645,802
2,630	Health Care Property Investors Inc.	117,824
298,521	Hospitality Properties Trust	7,866,028
254,278	Independence Realty Trust	2,400,384
231,361	Inland Real Estate Corporation	2,496,385
102,929	Investors Real Estate Trust	839,901
31,809	Kite Realty Group Trust	822,581
105,610	Lexington Corporate Properties Trust	1,161,710
72,250	Liberty Property Trust	2,556,205
35,386	LTC Properties Inc.	1,478,781
243,341	Mapletree Logistics Trust	220,319
218,494	Medical Properties Trust Inc.	3,028,327
152,073	Milestone Apartments Real Estate Investment Trust	1,639,182
21,428	Monmouth Real Estate Investment Corporation	240,208
49,592	New Senior Investment Group Inc.	874,803
64,089	Northstar Realty Finance Corporation	1,170,906
11,666	Omega Healthcare Investors Inc.	445,875
314,947	Parkway Life Real Estate Investment Trust	567,886
23,989	Pebblebrook Hotel Trust	629,711
3,221	Penn Real Estate Investment Trust	82,007
153,063	Physicians Realty Trust	2,366,354
535,128	Pure Industrial Real Estate Trust	2,100,467
532,700	Retrocom Real Estate Investment Trust	1,909,319
29,908	Sabra Health Care Real Estate Investment Trust Inc.	846,695
154,014	Scentre Group	454,959
50,075	Select Income REIT	1,156,733
45,319	Senior Housing Properties Trust	1,021,037
2,817	Spirit Realty Capital Inc.	32,987
156,228	STAG Industrial Inc.	3,724,476
131,483	Starwood Property Trust Inc.	3,163,481
136,364	STORE Capital Corporation	2,844,553
58,965	Sunstone Hotel Investors Inc.	1,547,831
500,621	Suntec Real Estate Investment Trust	756,712
1,262,655	TF Administradora Industrial S de RL de CV	2,720,506
18,084	Universal Health Realty Income Trust	874,181
32,430	Urstadt Biddle Properties Inc.	719,297
32,574	WP Carey Inc.	2,219,591
	Total Real Estate Investment Trust	86,555,146
	Real Estate Management & Development – 0.6% (0.4% of Total Investments)
208,384	Killam Properties Inc.	1,936,465
1,276,730	Langham Hospitality Investments Limited	556,467
9,931	Road King Infrastructure Limited	8,798
	Total Real Estate Management & Development	2,501,730

Nuveen Investments

DRA  Diversified Real Estate Income Fund
Portfolio of Investments (continued)  November 30, 2014 (Unaudited)

Shares		Description (1)			Value
		Transportation Infrastructure – 2.8% (2.1% of Total Investments)
31,525		Grupo Aeroportuario Centro Norte, SA			$1,152,869
1,034,123		Hopewell Highway Infrastructure Limited			502,733
2,273,466		Hutchison Port Holdings Trust			1,557,324
1,640		Kobenhavns Lufthavne			803,545
31,258		Macquarie Infrastructure Company LLC			2,197,437
5,844		Societa Iniziative Autostradali e Servizi SpA			58,937
487,371		Sydney Airport			1,842,151
667,182		Transurban Group			4,719,848
373		Zhejiang Expressway Company Limited			418
		Total Transportation Infrastructure			12,835,262
		Water Utilities – 0.1% (0.0% of Total Investments)
188,086		Inversiones Aguas Metropolitanas SA			298,339
		Total Common Stocks (cost $144,850,196)			149,272,601
Shares		Description (1)	Coupon	Ratings (15)	Value
		CONVERTIBLE PREFERRED SECURITIES – 1.7% (1.3% of Total Investments)
		Electric Utilities – 1.0% (0.7% of Total Investments)
81,527		Exelon Corporation	6.500%	BBB–	$4,254,893
4,728		NextEra Energy Inc.	5.799%	N/R	265,950
		Total Electric Utilities			4,520,843
		Independent Power & Renewable Electricity Producers – 0.3% (0.3% of Total Investments)
1,774		AES Trust III	6.750%	B+	90,226
13,326		Dynegy Inc.	5.375%	N/R	1,423,084
		Total Independent Power & Renewable Electricity Producers			1,513,310
		Real Estate Investment Trust – 0.4% (0.3% of Total Investments)
33,957		Alexandria Real Estate Equities Inc., (16)	7.000%	N/R	943,899
10,804		American Homes 4 Rent	5.000%	N/R	266,319
1,316		Equity Commonwealth	6.500%	Ba1	32,387
1,501		Lexington Corporate Properties Trust, Series B	6.500%	N/R	71,673
8,122		Ramco-Gershenson Properties Trust	7.250%	N/R	528,742
		Total Real Estate Investment Trust			1,843,020
		Total Convertible Preferred Securities (cost $7,587,319)			7,877,173
Shares (17)		Description (1)	Coupon	Ratings (15)	Value
		$25 PAR (OR SIMILAR) RETAIL PREFERRED – 23.0% (17.2% of Total Investments)
		Electric Utilities – 1.9% (1.5% of Total Investments)
7,125	AUD	APT Pipelines Limited	7.198%	N/R	$649,071
3,920		BGE Capital Trust II	6.200%	Baa1	99,411
83,520		Entergy Arkansas Inc., (18)	6.450%	BB+	2,098,440
51,359		Integrys Energy Group Inc.	6.000%	Baa1	1,380,016
18,904		NextEra Energy Inc.	5.700%	BBB	475,247
41,616		NextEra Energy Inc.	5.000%	BBB	946,348
38,400		Pacific Gas & Electric Corporation	6.000%	Baa2	1,102,464
76,943		PPL Capital Funding, Inc.	5.900%	BB+	1,922,806
8,425		SCE Trust I	5.625%	Baa1	209,783
		Total Electric Utilities			8,883,586
		Multi-Utilities – 1.0% (0.7% of Total Investments)
86,458		Dominion Resources Inc.	6.375%	BBB	4,474,201

Nuveen Investments

Shares (17)	Description (1)	Coupon	Ratings (15)	Value
	Oil, Gas & Consumable Fuels – 0.9% (0.6% of Total Investments)
112,372	Atlas Pipeline Partners LP	8.250%	CCC+	$2,895,825
36,804	Nustar Logistics Limited Partnership	7.625%	Ba2	977,882
	Total Oil, Gas & Consumable Fuels			3,873,707
	Real Estate Investment Trust – 19.2% (14.4% of Total Investments)
9,467	American Homes 4 Rent	5.000%	N/R	232,888
443	American Realty Capital Properties Inc.	6.700%	N/R	9,950
10,010	Apartment Investment & Management Company	7.000%	BB–	260,260
52,383	Apartment Investment & Management Company	6.875%	BB–	1,348,861
25,139	Apollo Commercial Real Estate Finance	8.625%	N/R	653,865
50,000	Arbor Realty Trust Incorporated	7.375%	N/R	1,238,500
28,777	Campus Crest Communities	8.000%	N/R	736,691
399	CBL & Associates Properties Inc.	6.625%	BB	10,159
36,562	Cedar Shopping Centers Inc., Series A	7.250%	N/R	944,762
5,301	Chesapeake Lodging Trust	7.750%	N/R	139,045
33,495	Colony Financial Inc.	8.500%	N/R	919,103
62,385	Colony Financial Inc.	7.500%	N/R	1,572,102
28,001	Coresite Realty Corporation	7.250%	N/R	714,026
13,617	Corporate Office Properties Trust	7.375%	BB	357,719
3,638	CubeSmart	7.750%	Baa3	97,389
33,690	DDR Corporation	6.500%	Baa3	871,897
22,935	DDR Corporation	6.250%	Baa3	581,173
32,487	Digital Realty Trust Inc.	7.375%	Baa3	868,053
209,985	Digital Realty Trust Inc.	7.000%	Baa3	5,442,811
325,804	Digital Realty Trust Inc.	6.625%	Baa3	8,363,389
71,579	Digital Realty Trust Inc.	5.875%	Baa3	1,684,254
56	Duke Realty Corporation, Series K	6.500%	Baa3	1,414
17,462	Dupont Fabros Technology	7.875%	Ba2	443,884
912	Dupont Fabros Technology	7.625%	Ba2	23,302
52,204	EPR Properties Inc.	9.000%	BB	1,615,714
656	EPR Properties Inc.	6.625%	Baa3	16,728
433,774	Equity Commonwealth	7.250%	Ba1	11,108,952
3,583	Equity Commonwealth	5.750%	BBB–	82,015
27,161	Equity Lifestyle Properties Inc.	6.750%	N/R	713,248
58,000	Equity Residential Properties Trust, (18)	8.290%	Baa2	3,706,565
1,803	Excel Trust Inc.	8.125%	BB	47,473
85,603	General Growth Properties	6.375%	N/R	2,179,452
24,580	Glimcher Realty Trust	7.500%	B1	632,935
33,833	Glimcher Realty Trust	6.875%	B1	852,930
9,418	Gramercy Property Trust Inc.	7.125%	N/R	242,043
10,180	Hersha Hospitality Trust	8.000%	N/R	262,135
54,250	Hersha Hospitality Trust	6.875%	N/R	1,367,100
22,400	Hudson Pacific Properties Inc.	8.375%	N/R	586,656
72,406	Inland Real Estate Corporation	6.950%	N/R	1,839,836
15,301	Investors Real Estate Trust	7.950%	N/R	401,651
20,811	Kilroy Realty Corporation	6.875%	Ba1	538,797
58	Kilroy Realty Corporation	6.375%	Ba1	1,444
21,713	Monmouth Real Estate Investment Corp	7.875%	N/R	569,749
4,109	Northstar Realty Finance Corporation	8.875%	N/R	105,231
119,677	Northstar Realty Finance Corporation	8.750%	N/R	3,037,402
78,056	Pebblebrook Hotel Trust	6.500%	N/R	1,959,206
15,304	Penn Real Estate Investment Trust	8.250%	N/R	402,648
4,365	Post Properties, Inc., Series A	8.500%	Baa3	281,543
148,091	PS Business Parks, Inc.	6.450%	Baa2	3,850,366
347,542	PS Business Parks, Inc.	6.000%	Baa2	8,827,567
26,300	PS Business Parks, Inc.	5.750%	Baa2	633,567
57,300	PS Business Parks, Inc.	5.700%	Baa2	1,378,065
385	Rait Financial Trust	7.625%	N/R	8,932
26,840	Rait Financial Trust	7.125%	N/R	649,528
37,988	Retail Properties of America	7.000%	BB	977,431
38,887	Sabra Health Care Real Estate Investement Trust	7.125%	BB–	1,025,450
69,924	Saul Centers, Inc.	6.875%	N/R	1,790,754
43,699	SL Green Realty Corporation	6.500%	Ba2	1,120,005
26,231	STAG Industrial Inc.	6.625%	BB	658,398
24,729	Summit Hotel Properties Inc.	9.250%	N/R	692,165

Nuveen Investments

DRA  Diversified Real Estate Income Fund
Portfolio of Investments (continued)  November 30, 2014 (Unaudited)

Shares (17)		Description (1)	Coupon		Ratings (15)	Value
		Real Estate Investment Trust (continued)
51,264		Summit Hotel Properties Inc.	7.875%		N/R	$1,340,554
67,050		Summit Hotel Properties Inc.	7.125%		N/R	1,676,921
124		Sun Communities Inc.	7.125%		N/R	3,191
30,198		Taubman Centers Incorporated, Series K	6.250%		N/R	769,445
3,947		Terreno Realty Corporation	7.750%		N/R	104,082
23,915		Urstadt Biddle Properties	7.125%		N/R	631,356
55,167		Urstadt Biddle Properties	6.750%		N/R	1,406,759
		Total Real Estate Investment Trust				87,611,486
		Total $25 Par (or similar) Retail Preferred (cost $103,307,017)				104,842,980
Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (15)	Value
		CONVERTIBLE BONDS – 0.5% (0.4% of Total Investments)
		Multi-Utilities – 0.3% (0.2% of Total Investments)
$1,275		Dominion Resources Inc.	5.750%	10/01/54	BBB	$1,333,961
		Oil, Gas & Consumable Fuels – 0.2% (0.2% of Total Investments)
1,175		DCP Midstream LLC, 144A	5.850%	5/21/43	Baa3	1,167,656
$2,450		Total Convertible Bonds (cost $2,462,341)				2,501,617
Principal Amount (000) (17)		Description (1)	Coupon	Maturity	Ratings (15)	Value
		CORPORATE BONDS – 17.3% (12.9% of Total Investments)
		Building Products – 0.2% (0.1% of Total Investments)
$750		Associated Asphalt Partners LLC, 144A	8.500%	2/15/18	B–	$723,750
		Commercial Services & Supplies – 1.8% (1.3% of Total Investments)
1,600		ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	1,680,000
1,600		Casella Waste Systems Inc.	7.750%	2/15/19	CCC+	1,620,000
1,700		Covanta Holding Corporation	5.875%	3/01/24	Ba3	1,742,500
1,500	CAD	GFL Environmental Corporation, 144A	7.500%	6/18/18	B+	1,298,190
1,650	EUR	Waste Italia SPA, 144A	10.500%	11/15/19	B2	1,888,847
		Total Commercial Services & Supplies				8,229,537
		Construction & Engineering – 0.3% (0.2% of Total Investments)
10,000	NOK	VV Holding AS, 144A	6.980%	7/10/19	N/R	1,389,531
		Consumer Finance – 0.2% (0.2% of Total Investments)
1,000		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	997,500
		Diversified Financial Services – 0.3% (0.2% of Total Investments)
1,625		Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	1,543,750
		Diversified Telecommunication Services – 1.1% (0.8% of Total Investments)
1,700		IntelSat Jackson Holdings	6.625%	12/15/22	B–	1,772,250
1,600		Qualitytech LP/QTS Finance Corp., 144A	5.875%	8/01/22	B+	1,592,000
1,900		SBA Communications Corporation, 144A	4.875%	7/15/22	B	1,847,750
5,200		Total Diversified Telecommunication Services				5,212,000
		Electric Utilities – 0.6% (0.4% of Total Investments)
1,600		Intergen NV, 144A	7.000%	6/30/23	B+	1,540,000
1,000		NRG Yield Operating LLC, 144A	5.375%	8/15/24	BB+	1,015,000
2,600		Total Electric Utilities				2,555,000
		Energy Equipment & Services – 1.1% (0.8% of Total Investments)
1,600		Compressco Partners LP / Compressco Finance Corporation, 144A	7.250%	8/15/22	B	1,456,000
1,600		Exterran Partners LP / EXLP Finance Corporation, 144A	6.000%	10/01/22	B1	1,424,000

Nuveen Investments

Principal Amount (000) (17)		Description (1)	Coupon	Maturity	Ratings (15)	Value
		Energy Equipment & Services (continued)
1,440	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	AA+	$1,984,230
		Total Energy Equipment & Services				4,864,230
		Gas Utilities – 0.8% (0.6% of Total Investments)
$1,100		Ferrellgas LP	6.750%	1/15/22	B+	1,094,500
1,520		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	1,596,000
1,000		Suburban Propane Partners LP	5.500%	6/01/24	BB–	970,000
3,620		Total Gas Utilities				3,660,500
		Health Care Equipment & Supplies – 0.4% (0.3% of Total Investments)
1,600		Tenet Healthcare Corporation	6.750%	2/01/20	B3	1,676,000
		Health Care Providers & Services – 0.7% (0.5% of Total Investments)
1,575		Community Health Systems, Inc.	6.875%	2/01/22	B	1,667,531
500		Kindred Healthcare Inc., 144A	6.375%	4/15/22	B2	482,500
1,000		Select Medical Corporation	6.375%	6/01/21	B–	1,020,000
3,075		Total Health Care Providers & Services				3,170,031
		Independent Power & Renewable Electricity Producers – 0.4% (0.3% of Total Investments)
1,600		GenOn Energy Inc.	9.500%	10/15/18	B	1,664,000
		Internet Software & Services – 0.3% (0.3% of Total Investments)
1,600		Equinix Inc.	5.375%	4/01/23	BB	1,606,000
		Marine – 0.4% (0.3% of Total Investments)
1,600		Navios South American Logisitics Inc., Finance US Inc., 144A	7.250%	5/01/22	B+	1,640,000
		Multi-Utilities – 0.2% (0.2% of Total Investments)
600	GBP	RWE AG, Reg S	7.000%	12/31/49	BBB–	1,009,953
		Oil, Gas & Consumable Fuels – 4.0% (3.0% of Total Investments)
1,000		Atlas Pipeline LP Finance	5.875%	8/01/23	B+	1,030,000
1,600		Blue Racer Midstream LLC / Blue Racer Finance Corporation, 144A	6.125%	11/15/22	B	1,616,000
1,850		Calumet Specialty Products	7.625%	1/15/22	B+	1,877,750
1,000		Crestwood Midstream Partners LP	6.125%	3/01/22	BB	995,000
1,000		Gibson Energy, 144A	6.750%	7/15/21	BB	1,052,500
1,675		Global Partners LP/GLP Finance, 144A	6.250%	7/15/22	B+	1,662,438
1,500		Hiland Partners LP/ Hiland Partners Finance Corp., 144A	5.500%	5/15/22	B	1,432,500
1,600		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,584,000
500		Niska Gas Storage Canada ULC Finance Corporation, 144A	6.500%	4/01/19	B	390,000
1,650		PBF Holding Company LLC	8.250%	2/15/20	BB+	1,732,500
1,600		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	1,560,000
1,000		Summit Midstream Holdings LLC Finance	5.500%	8/15/22	B	990,000
1,000		Tesoro Logistics LP Finance Corporation, 144A	6.250%	10/15/22	BB	1,020,000
1,600		Western Refining Inc.	6.250%	4/01/21	B+	1,559,008
18,575		Total Oil, Gas & Consumable Fuels				18,501,696
		Real Estate Investment Trust – 2.9% (2.2% of Total Investments)
4,500		Corporate Office Properties LP	3.600%	5/15/23	BBB–	4,352,373
1,650		Crown Castle International Corporation	5.250%	1/15/23	BB	1,678,875
1,655		CTR Partnership LP/CareTrust Capital Corporation	5.875%	6/01/21	B+	1,688,100
1,600		Geo Group Inc.	5.875%	1/15/22	BB–	1,652,000
3,960		Washington Real Estate Investment Trust	3.950%	10/15/22	BBB	3,966,780
13,365		Total Real Estate Investment Trust				13,338,128
		Real Estate Management & Development – 0.9% (0.7% of Total Investments)
1,650		CBRE Services Inc.	5.000%	3/15/23	Ba1	1,689,600
2,350		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	2,355,875
4,000		Total Real Estate Management & Development				4,045,475

Nuveen Investments

DRA  Diversified Real Estate Income Fund
Portfolio of Investments (continued)  November 30, 2014 (Unaudited)

Principal Amount (000) (17)		Description (1)	Coupon	Maturity	Ratings (15)	Value
		Road & Rail – 0.4% (0.3% of Total Investments)
$1,600		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B3	$1,628,000
		Software – 0.3% (0.2% of Total Investments)
1,425		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B1	1,474,874
		Total Corporate Bonds (cost $79,957,768)				78,929,955
Principal Amount (000) (17)		Description (1)	Coupon	Maturity	Ratings (15)	Value
		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 2.2% (1.7% of Total Investments)
		Commercial Services & Supplies – 0.3% (0.2% of Total Investments)
$1,370		Royal Capital BV, Reg S	8.375%	N/A (19)	N/R	$1,448,268
		Construction & Engineering – 0.6% (0.5% of Total Investments)
2,640		PHBS Limited	6.625%	N/A (19)	N/R	2,684,880
		Electric Utilities – 0.8% (0.6% of Total Investments)
1,650		AES Gener SA, 144A	8.375%	12/18/73	Ba2	1,834,800
420		Electricite de France, 144A	5.625%	N/A (19)	A3	442,575
375		Electricite de France, 144A	5.250%	N/A (19)	A3	388,594
580		FPL Group Capital Inc.	6.350%	10/01/66	BBB	573,910
320	GBP	NGG Finance PLC, Reg S	5.625%	N/A (19)	BBB	528,802
		Total Electric Utilities				3,768,681
		Water Utilities – 0.5% (0.4% of Total Investments)
1,273	GBP	Pennon Group PLC, Reg S	6.750%	N/A (19)	N/R	2,117,897
		Total $1,000 Par (or similar) Institutional Preferred (cost $10,202,086)				10,019,726
Shares		Description (1), (20)				Value
		INVESTMENT COMPANIES – 0.4% (0.3% of Total Investments)
		Diversified Other – 0.2% (0.1% of Total Investments)
397,465		John Laing Infrastructure Fund				$766,477
		Real Estate Management & Development – 0.2% (0.2% of Total Investments)
616,682		Starwood European Real Estate Finance Limited				1,027,183
		Total Investment Companies (cost $1,809,858)				1,793,660
		Total Long-Term Investments (cost $635,434,025)				594,623,738
Principal Amount (000)		Description (1)	Coupon	Maturity		Value
		SHORT-TERM INVESTMENTS – 3.4% (2.5% of Total Investments)
$15,489		Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/28/14, repurchase price $15,489,083, collateralized by $15,470,000 U.S. Treasury Notes, 2.375%, due 8/15/24, value $15,801,180	0.000%	12/01/14		$15,489,083
		Total Short-Term Investments (cost $15,489,083)				15,489,083
		Total Investments (cost $650,923,108) – 133.6%				610,112,821
		Borrowings – (34.0)% (21), (22)				(155,300,000)
		Other Assets Less Liabilities – 0.4%				1,935,878
		Net Assets – 100%				$456,748,699

Nuveen Investments

Investments in Derivatives as of November 30, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(38)	3/15	$(4,540,703)	$(22,819)

(1)  All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)  Interest rates on whole loans and corporate notes are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) as of the end of the current reporting period.

(3)  Securities purchased as part of a private placement which have not been registered with U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid.

(4)  Investments valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investments are classified as Level 3 unless otherwise noted. See Notes to Financial Statements, Note 2- Investment Valuation and Fair Value Measurements for more information.

(5)  Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of the end of the current reporitng period.

(6)  Variable Rate Security – The rate shown is the net coupon rate in effect as of the end of the current reporting period.

(7)  Loan is currently in default with regards to scheduled interest and/or principal payments.

(8)  Subsequent to the reporting period, the whole loan has been restructured with a principal amount reduction of $1,833,058, an increase in the interest rate from 2.925% to 4.000% and an extended maturity of January 1, 2020.

(9)  In 2010 the Fund agreed to accept a lower interest payment and defer receipt of the balance of the interest payment until maturity of the whole loan. As a result, the Fund receives regular interest payments based on an annual rate of 2.443% with the balance of the remaining interest to be paid at maturity.

(10)  For fair value measurement disclosure purposes, Whole Loans classified as Level 1. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(11)  Participating loan – A participating loan is one which contains provisions for the fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

(12)  The participating loan is not currently making monthly cash flow payments or is making cash flow payments of less than original coupon rate disclosed.

(13)  Interest rates and maturity dates disclosed represent the weighted average coupon and furthest maturity for the underlying mortgage loans as of current reporting period.

(14)  For fair value measurement disclosure purposes, Common Stocks classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(15)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(16)  For fair value measurement disclosure purposes, Convertible Preferred Securities classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(17)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(18)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(19)  Perpetual security. Maturity date is not applicable.

(20)  A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(21)  The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $275,415,277 have been pledged as collateral for borrowings.

(22)  Borrowings as a percentage of Total Investments is 25.5%.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Pound Sterling

NOK  Norwegian Krone

Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT  Real Estate Investment Trust

WI/DD  Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  November 30, 2014 (Unaudited)

Assets
Long-term investments, at value (cost $635,434,025)	$594,623,738
Short-term investments, at value (cost approximates value)	15,489,083
Cash denominated in foreign currencies (cost $718,538)	710,032
Receivable for:
Dividends	422,492
Interest	2,555,169
Investments sold	9,400,737
Reclaims	19,937
Other assets	3,017
Total assets	623,224,205
Liabilities
Borrowings	155,300,000
Cash overdraft	10,314
Payable for:
Dividends	2,717,124
Investments purchased	7,459,225
Variation margin on futures contracts	7,719
Accrued expenses:
Management fees	200,439
Interest on borrowings	21,753
Trustees fees	39,370
Other	719,562
Total liabilities	166,475,506
Net assets	$456,748,699
Shares outstanding	22,799,944
Net asset value ("NAV") per share outstanding	$20.03
Net assets consist of:
Shares, $.01 par value per share	$227,999
Paid-in surplus	497,199,153
Undistributed (Over-distribution of) net investment income	61,405
Accumulated net realized gain (loss)	111,336
Net unrealized appreciation (depreciation)	(40,851,194)
Net assets	$456,748,699
Authorized shares	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  For the period September 8, 2014
(commencement of operations)
through November 30, 2014 (Unaudited)

Investment Income
Dividends (net of tax withheld of $53,039)	$5,424,776
Interest (net of tax withheld of $384)	4,103,145
Total investment income	9,527,921
Expenses
Management fees	1,471,938
Interest expense	363,919
Custodian fees and expenses	40,620
Shareholder servicing agent fees and expenses	4,720
Trustees fees and expenses	42,485
Professional fees	102,137
Shareholder reporting expenses	46,085
Stock exchange listing fees	7,304
Tender offer expense	121,475
Other expenses	48,716
Total expenses before expense reimbursement	2,249,399
Expense reimbursement	(720,743)
Net expenses	1,528,656
Net investment income	7,999,265
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	88,392
Futures contracts	22,944
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	243,562
Futures contracts	(22,819)
Net realized and unrealized gain (loss)	332,079
Net increase (decrease) in net assets from operations	$8,331,344

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets  (Unaudited)

For the Period 9/08/14 (commencement of operations) through 11/30/14
Operations
Net investment income	$7,999,265
Net realized gain (loss) from:
Investments and foreign currency	88,392
Futures contracts	22,944
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	243,562
Futures contracts	(22,819)
Net increase (decrease) in net assets from operations	8,331,344
Distributions to Shareholders
From net investment income	(7,937,860)
Decrease in net assets from distributions to shareholders	(7,937,860)
Capital Share Transactions
Shares issued in the Mergers(1)	506,888,241
Cost of shares repurchased and retired	(175,051)
Cost of shares repurchased through tender offer	(50,358,015)
Net increase (decrease) in net assets from capital share transactions	456,355,175
Net increase (decrease) in net assets	456,748,659
Net assets at the beginning of period	40
Net assets at the end of period	$456,748,699
Undistributed (Over-distribution of) net investment income at the end of period	$61,405

(1)  Refer to Note 1 – General Information and Significant Accounting Policies, Fund Mergers for further details.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  For the period September 8, 2014
(commencement of operations)
through November 30, 2014 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets from Operations	$8,331,344
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(330,423,113)
Proceeds from sales and maturities of investments	420,766,792
Proceeds from (Purchases of) short-term investments, net	(7,343,672)
Proceeds from (Purchases of) cash denominated in foreign currencies, net	(710,032)
Proceeds from (Purchases of) closed foreign currency spot contracts	161,950
Amortization (Accretion) of premiums and discounts, net	841,439
(Increase) Decrease in:
Receivable for dividends	145,586
Receivable for interest	421,847
Receivable for investments sold	(9,400,737)
Receivable for reclaims	(19,937)
Other assets	5,840
Increase (Decrease) in:
Payable for investments purchased	7,459,225
Payable for variation margin on futures contracts	7,719
Accrued management fees	200,439
Accrued interest on borrowings	21,753
Accrued Trustees fees	39,370
Accrued other expenses	(101,922)
Net realized (gain) loss from:
Investments and foreign currency	(88,392)
Paydowns	35,385
Change in net unrealized (appreciation) depreciation of investments and foreign currency	(243,562)
Net cash provided by (used in) operating activities	90,107,322
Cash Flows from Financing Activities:
Proceeds from borrowings	155,300,000
Increase (Decrease) in:
Cash overdraft	(341,560)
Net borrowings through reverse repurchase agreements	(189,312,000)
Cash distributions paid to shareholders	(5,220,736)
Cost of shares repurchased and retired	(175,051)
Cost of shares repurchased through tender offer	(50,358,015)
Net cash provided by (used in) financing activities	(90,107,362)
Net Increase (Decrease) in Cash	(40)
Cash at the beginning of period	40
Cash at the end of period	$—
Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding borrowing costs)	$342,166

See accompanying notes to financial statements.

Nuveen Investments

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions				Discounts from Shares
	Beginning NAV	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Repurchased and Retired		Repurchased through Tender Offer
Year Ended 5/31:
2015(f)	$20.00	$0.32	$(0.02)	$0.30	$(0.31)	$—	$—	$(0.31)	$—	*	$0.04
	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 5/31:
2015(f)	$155,300	$3,941

Nuveen Investments

					Ratios/Supplemental Data
			Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(d)
	Ending NAV	Ending Market Value	Based on NAV(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income		Expenses		Net Investment Income		Portfolio Turnover Rate(e)
Year Ended 5/31:
2015(f)	$20.03	$17.57	1.73%	(2.02)%	$456,749	1.97	%*	6.37	%*	1.34	%*	7.01	%*	52%

(a)  Per share Net Investment Income is calculated using the average daily shares method.

(b)  Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)  • Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Note 9 – Borrowing Arrangements.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 5/31:
2015(f)	.32	%*

(d)  After fee waiver/expense reimbursement from the Adviser, where applicable.

(e)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)  For the period from September 8, 2014 (commencement of operations) through November 30, 2014.

*  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Diversified Real Asset Income Fund (the "Fund" or "DRA") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund was formed from the merger of four closed-end funds, as further described below, and commenced operations on September 8, 2014. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "DRA." The Fund was organized as a Massachusetts business trust on January 21, 2014.

Investment Adviser

The Fund's investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions, including the Fund's use of leverage. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC ("NAM" or the "Sub-Adviser"), a subsidiary of the Adviser, under which NAM manages the Fund's investment portfolio.

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Fund or in the Fund's investment objectives or policies.

Because the consummation of the acquisition resulted in the "assignment" (as defined in the Investment Company Act of 1940) and automatic termination of the Fund's investment management agreement and investment sub-advisory agreement, Fund shareholders were asked to approve a new investment management agreement with the Adviser and a new investment sub-advisory agreement with the Sub-Adviser. These new agreements were approved by shareholders of the Fund, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to the Fund's Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies

The Fund's investment objective is a high level of current income and long-term capital appreciation. Under normal conditions:

•  The Fund will invest at least 80% of its managed assets in securities or other instruments that provide investment exposure to real assets. Real assets are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. Real asset related investments are: (i) whole loans, loan participation and other mortgage-related interests; (ii) securities of companies that are in the energy, telecommunications, utilities or materials sectors; (iii) securities of companies in the real estate or transportation industry groups; (iv) securities of companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets or (v) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

•  All of the Fund's debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower), and no more than 10% of the Fund's managed assets may be invested in debt securities rated CCC+/Caa1 or lower (except that this limitation shall not apply to whole loans, mortgage participations and other mortgage-related instruments).

•  The Fund may invest up to 75% of its managed assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Non-U.S. issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter ("OTC") in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

•  The Fund may invest up to 50% of its managed assets in securities of issuers located in emerging markets.

•  The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including exchange-traded-funds ("ETFs")) that invest primarily in securities of the types in which the Fund may invest directly.

The Fund may employ an option writing strategy, focused on securities issued by real asset related companies that seeks to produce option premiums for the purpose of enhancing the Fund's risk-adjusted total returns over time. The Fund may also enter into derivative instruments to manage market or business risk, enhance return, hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

Nuveen Investments

Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts, or other derivative instruments.

The Fund may utilize leverage through the usage of (a) reverse repurchase agreements; (b) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities, including fixed and floating rate notes or liquidity supported variable rate demand obligations; and (b) the issuance of preferred shares of beneficial interest or other senior securities. The Fund also may utilize derivatives and other portfolio techniques that have the economic effect of leverage by creating additional investment exposure.

Fund Mergers

The Fund was formed from the merger of the following four closed-end funds (each a "Target Fund' and collectively, the "Target Funds") advised by U.S. Bancorp Asset Management, Inc. with and into a wholly-owned subsidiary of the Fund (the "Merger Sub") (the "Mergers"):

•  American Strategic Income Portfolio Inc. (ASP) ("American Strategic Income Portfolio (ASP)"),

•  American Strategic Income Portfolio Inc. II (BSP) ("American Strategic Income Portfolio II (BSP)"),

•  American Strategic Income Portfolio Inc. III (CSP) ("American Strategic Income Portfolio III (CSP)") and

•  American Select Portfolio Inc. (SLA) ("American Select Portfolio (SLA)").

The Mergers became effective prior to the opening of business on September 8, 2014. Upon the closing of the Mergers, each Target Fund merged with and into the Merger Sub. Shareholders of each Target Fund received newly issued shares of the Fund, the aggregate net asset value ("NAV") of which was equal to the aggregate NAV of the shares of the Target Fund held immediately prior to the Mergers (including for this purpose fractional Fund shares to which shareholders would have been entitled). Following completion of the Mergers, the Merger Sub distributed its assets to the Fund, and the Fund assumed the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub. As a result of the Mergers, the assets of the Target Funds were combined, and the shareholders of each Target Fund became shareholders of the Fund. Details of the Mergers are further described in Note 8 – Fund Mergers.

The Fund is treated as the survivor of the Mergers for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund is from its commencement of operations on September 8, 2014, and there is no historical performance or other information to present for the Target Funds.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of November 30, 2014, the Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$392,479

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income collected for loans that are no longer held by the Fund is recorded when information is available. Interest income also reflects paydown gains and losses, if any.

During the normal course of business, the Fund may negotiate with the borrower in a loan agreement one or more of the following items: (i) entrance fees, (ii) exit fees, (iii) modification fees and (iv) prepayment penalties. Such fees, if any, are recorded when information is available and recognized as a component of interest income.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees (the "Board"), the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("return of capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on NAV, the difference will reduce NAV per share. If the Fund's total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of May 31 each year.

Real Estate Investment Trust ("REIT") distributions received by the Fund are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. The actual characters of amounts received during the period are not known until after the end of each calendar year.

Share Repurchase Program

On September 23, 2014, the Board authorized the Fund to participate in Nuveen's closed-end fund complex-wide share repurchase program. Under the share repurchase program, the Fund may repurchase up to 10% of its outstanding shares as of the authorization date (approximately 2,535,000 shares) in open-market transactions at the Adviser's discretion. Details on the Fund's transactions in share repurchases are described in Note 4 – Fund Shares.

Tender Offer

The Board has authorized the Fund to conduct a series of up to three tender offers pursuant to which the Fund would offer to purchase up to 10% of its then outstanding shares for cash on a pro rata basis at a price per share equal to 99% of the NAV per share as determined as of the close of regular trading on the NYSE on the expiration date of the tender offer.

On September 23, 2014, Nuveen announced the Fund's first tender offer which commenced on October 3, 2014 and expired on November 7, 2014. The tender offer was oversubscribed (66% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered. The final results of the Fund's tender offer are as shown in the accompanying table.

Number of shares outstanding before tender offer	25,344,382
Number of shares authorized for tender offer	2,534,438
Purchase price (99% of share NAV on expiration date)	$19.8695
Number of shares outstanding after tender offer	22,809,944

Subject to Board approval, the Fund expects to announce its second tender offer prior to April 8, 2015, with payment for shares purchased in the second tender offer to take place within two months thereafter. In addition, if the Fund's average daily trading discount exceeds 10% during the 90 calendar days preceding October 8, 2015, the Fund, subject to Board approval, expects to announce a third tender offer, with payment for shares purchased in the third tender offer to take place prior to December 8, 2015.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Nuveen Investments

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Commercial and multifamily whole loans are generally fair valued using a discounted cash flow methodology designed to incorporate, among other things, the present value of the projected stream of cash flows for such investments (the "discounted cash flow" methodology). For commercial and multifamily whole loans, the discounted cash flow methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower's creditworthiness (i.e. the debt service coverage ratio), lien position, delinquency status, and the projected rate of prepayments. For first lien loans, if the resulting price from the discounted cash flow methodology is lower than the current average loss recovery on commercial mortgage-backed securities (the "price floor"), the loan will be fair valued at the price floor (the "price floor" methodology). In addition, for all loans, if the resulting price from the discounted cash flow methodology is above the loan's par value plus any prepayment penalty (the "price ceiling"), the loan will be fair valued at the price ceiling (the "anticipated recovery rate" methodology). Newly purchased loans are initially fair valued at their purchase price and subsequently fair valued using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

the anticipated recovery rate. If the Valuation Committee concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow, price ceiling or price floor methodologies, a fair value determination may be made that incorporates other relevant factors (e.g., third-party appraisal of loan collateral). Valuations of commercial and multifamily whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for commercial and multifamily whole loans include yield and liquidity spreads and debt service coverage ratios. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values. A significant decrease (increase) in the debt service coverage ratio of a loan's borrower could result in lower (higher) fair values.

Single family whole loans are generally fair valued using the discounted cash flow methodology. For single family whole loans, the pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, delinquency status, loan to value ratios, lien position, and prepayment speeds. If the resulting price from the discounted cash flow methodology is above 103% of the loan's par value (the "price ceiling"), the loan will be fair valued at the price ceiling (the "price ceiling" methodology). Valuations of single family whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for single family whole loans is the yield spread. Significant increases (decreases) in yield spreads would result in lower (higher) fair values.

Corporate notes are fair valued using the discounted cash flow methodology. For corporate notes, the discounted cash flow methodology takes into account changes in prevailing interest rates, yield and liquidity spreads. If the resulting price from the discounted cash flow methodology is above the note's par value plus any prepayment penalty (the "price ceiling"), the note will be fair valued at the price ceiling (the "price ceiling" methodology). Currently all corporate notes are fair valued at the price ceiling. Valuations of corporate notes are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of corporate notes can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for corporate notes are yield and liquidity spreads. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values.

Real estate owned properties are valued, whenever possible, using a third-party appraisal or broker's opinion of value. If a third-party appraisal or broker's opinion is not available, a property is valued at the current average loss recovery on commercial mortgage-backed securities (the "average recovery rate" methodology). There were no real estate owned properties held by the Fund as of November 30, 2014.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3***	Total
Long-Term Investments:*
Whole Loans	$1,200,000	$—	$214,961,026	$216,161,026
Corporate Notes	—	—	23,225,000	23,225,000
Common Stocks	146,913,018	2,359,583	—	149,272,601
Convertible Preferred Securities	6,933,274	943,899	—	7,877,173
$25 Par (or similar) Retail Preferred	99,037,975	5,805,005	—	104,842,980
Convertible Bonds	—	2,501,617	—	2,501,617
Corporate Bonds	—	78,929,955	—	78,929,955
$1,000 Par (or similar) Institutional Preferred	—	10,019,726	—	10,019,726
Investment Companies	1,793,660	—	—	1,793,660
Short-Term Investments:
Repurchase Agreements	—	15,489,083	—	15,489,083
Derivatives:
Futures Contracts**	(22,819)	—	—	(22,819)
Total	$255,855,108	$116,048,868	$238,186,026	$610,090,002

*  Refer to the Fund's portfolio of investments for whole loan categories and industry classifications.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

***  Refer to the Fund's Portfolio of Investments for breakdown of securities classified as Level 3.

The following is a reconciliation of the Fund's Level 3 investments held at the beginning and end of the measurement period:

	Level 3
	Whole Loans	Corporate Notes	Total
Balance at the beginning of period	$—	$—	$—
Investments acquired in the Mergers	273,106,976	26,500,000	299,606,976
Gains (losses):
Net realized gains (losses)	(1,823,780)	—	(1,823,780)
Change in net unrealized appreciation (depreciation)	(46,105,735)	225,000	(45,880,735)
Purchases at cost	3,750,000	—	3,750,000
Sales at proceeds	(13,966,435)	(3,500,000)	(17,466,435)
Net discounts (premiums)	—	—	—
Transfers in to	—	—	—
Transfers out of	—	—	—
Balance at the end of period	$241,961,026	$23,225,000	$238,186,026
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of the end of the reporting period	$(46,105,735)	$225,000	$(45,880,735)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of November 30, 2014, were as follows:

	Market Value	Techniques	Unobservable Inputs	Range
Commercial & Multifamily Whole Loans	$94,595,343	Discounted Cash Flow	Yield Spread	2.15% - 2.31%
		Discounted Cash Flow	Liquidity Spread	0.50% - 1.95%
		Discounted Cash Flow	Debt Service Coverage Ratio	0.72 - 2.44
	28,660,757	Appraisals	N/A	N/A
Commercial & Multifamily Whole Loans and Corporate Notes	109,815,835	Price Ceiling	Cap	100.00 - 105.00
Commercial Whole Loans	4,937,040	Price Floor	Loss Severity	0.568
Single Family Whole Loans	130,926	Discounted Cash Flow	Yield Spread	1.65% - 3.00%
	46,125	Price Ceiling	Cap	103
Total	$238,186,026

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund's pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee,

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates on assets and liabilities associated with investments and derivatives are recognized as a component of "Net realized gain (loss) from investments and foreign currency," on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates on assets and liabilities associated with investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency," on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures contracts, options purchased, options written and swaps," respectively, on the Statement of Operations, when applicable.

Whole Loans

Whole loans and participating mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participating mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values.

The Funds may invest in single family, multi-family and commercial loans. A participating loan is a whole loan that contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds. An outstanding participating loan agreement may provide excess cash flows and certain appreciation rights after the mortgage obligation has been fully paid and before the sale of the property to a third party.

Nuveen Investments

On occasion real estate property may be acquired through foreclosure or deed in lieu of foreclosure on whole loans or similar obligations. The Fund may incur costs and delays or loss in the collection of principal and/or interest to which it is entitled in the event of such foreclosure. Also there is no assurance that the subsequent sale of the foreclosed property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In such case, the Fund may suffer a loss.

The Fund may also receive rental or other income as a result of holding real estate. This income would generally fail to meet the test for "qualifying income" set forth in Section 851 of the Internal Revenue Code and could result in adverse tax consequences to the Fund. In addition, the Fund may incur expenses associated with maintaining or improving any real estate owned. When such events occur, real estate income is recognized on a net basis on the Statement of Operations and capital improvements are recorded as an addition to the cost basis of the property, which will increase any loss at sale.

As of November 30, 2014, and during the period September 8 (commencement of operations) through November 30, 2014, the Fund did not own any real estate property.

The delinquency loan profile as to the timely payment of principal and interest of the whole loans in which the Fund was invested as of November 30, 2014, is as follows:

	Current		30 Days		60 Days		90 Days		120+ Days		Total
Whole Loan Category	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*	Value	%
Single family loans	$177,051	100.0%	$—	—%	$—	—%	$—	—%	$—	—%	$177,051	100%
Multi-family loans	46,468,769	82.7	—	—	—	—	4,809,066	8.6	4,869,364	8.7	56,147,199	100
Commercial loans	145,978,404	91.3	—	—	—	—	—	—	13,858,372	8.7	159,836,776	100

* As a of percentage of the total value of the whole loan category as of the end of the reporting period.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$15,489,083	$(15,489,083)	$—

*  As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund segregated assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded and recognized as a liability in the Fund's financial statements.

Interest payments made on reverse repurchase agreements are recognized as a component of "Interest expense" on the Statement of Operations. In periods of increased demand for the security, the Fund received a fee for use of the security by the counterparty, which may have resulted in interest income to the Fund.

During the period the Fund ceased the use of reverse repurchase agreements, and therefore, as of November 30, 2014, the Fund had no outstanding reverse repurchase agreements.

During the period September 8, 2014 (commencement of operations) through November 30, 2014, the average daily balance outstanding and weighted average interest rate on the Fund's reverse repurchase agreements were as follows:

Average daily balance outstanding	$33,565,455
Weighted average interest rate	0.37%

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Cash collateral at brokers" on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days "mark-to-market" of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund's account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund's account with an amount equal to depreciation. These daily cash settlements are also known as "variation margin." Variation margin is recognized as a receivable and/or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the period September 8, 2014 (commencement of operations) through November 30, 2014, the Fund shorted 5-year U.S. Treasury futures contracts to hedge against potential increases in interest rates during the period.

The average notional amount of futures contracts outstanding during the period September 8, 2014 (commencement of operations) through November 30, 2014, was as follows:

Average notional amount of futures contracts outstanding*	$(2,270,352)

*  The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(22,819)

*  Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund's Portfolio of Investments and not the cash collateral at brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the period September 8, 2014 (commencement of operations) through November 30, 2014, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$22,944	$(22,819)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed

Nuveen Investments

the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in shares (excluding shares owned by the Adviser) were as follows:

Period 9/8/14 (commencement of operations) through 11/30/14
Shares:*
Issued in the Mergers	25,344,380
Repurchased and retired (open market purchases)	(10,000)
Repurchased through tender offer	(2,534,438)
Total	22,799,942
Open market purchases:
Weighted average price per share	$17.49
Weighted average discount per share	12.51%
Tender offer:
Price per share	$19.87
Discount per share	1.00%

*  As of November 30, 2014, the Adviser and Sub-Adviser each owned one share of the Fund.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the period September 8, 2014 (commencement of operations) through November 30, 2014, aggregated $330,423,113 and $420,766,792, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of November 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$653,620,209
Gross unrealized:
Appreciation	$9,566,496
Depreciation	(53,073,884)
Net unrealized appreciation (depreciation) of investments	$(43,507,388)

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

As part of the Mergers, the Fund assumed the capital loss carryforwards of the Target Funds. Prior to the closing of the Mergers, the Target Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

This table identifies the estimated capital loss carryforwards assumed by the Fund upon the closing of the Mergers. The final amounts will be reflected in the Fund's annual report as of May 31, 2015.

	American Strategic Income Portfolio (ASP)	American Strategic Income Portfolio II (BSP)	American Strategic Income Portfolio III (CSP)	American Select Portfolio (SLA)
Expiration:
May 31, 2015	$—	$—	$381,985	$—
May 31, 2016	—	1,712,932	5,238,593	—
May 31, 2017	—	2,208,521	2,790,093	—
May 31, 2018	—	—	8,176,579	—
Not subject to expiration	122,596	3,552,273	21,846,669	—
Total	$122,596	$7,473,726	$38,433,919	$—

All carryforward losses are subject to potential limitation under IRC Sections 381-384.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.8000%
For the next $125 million	0.7875
For the next $250 million	0.7750
For the next $500 million	0.7625
For managed assets over $1 billion	0.7500

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2014, the complex-level fee rate for the Fund was 0.1639%.

Nuveen Investments

The Adviser has agreed to waive fees and/or reimburse expenses of the Fund through September 8, 2016, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any costs of leverage, do not exceed 1.02% of the Fund's average net assets.

Other Transactions with Affiliates

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

8. Fund Mergers

The Mergers were structured to qualify as tax-free mergers under the Internal Revenue Code for federal income tax purposes, and the Target Funds' shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of the Mergers, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds' shareholders for federal income tax purposes.

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the Mergers, were as follows:

	American Strategic Income Portfolio (ASP)	American Strategic Income Portfolio II (BSP)	American Strategic Income Portfolio III (CSP)	American Select Portfolio (SLA)
Cost of investments	$66,400,342	$231,282,562	$258,764,640	$178,444,042
Fair value of investments	66,938,005	212,686,283	238,785,794	175,409,566
Net unrealized appreciation (depreciation) of investments	537,663	(18,596,279)	(19,978,846)	(3,034,476)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Share Transactions

The shares outstanding, net assets and NAV per share outstanding immediately prior to and after the Mergers are as follows:

Target Funds – Prior to the Mergers	American Strategic Income Portfolio (ASP)	American Strategic Income Portfolio II (BSP)	American Strategic Income Portfolio III (CSP)	American Select Portfolio (SLA)
Shares outstanding	4,231,331	15,985,741	21,356,023	10,662,195
Net assets	$48,651,167	$157,857,393	$174,498,289	$125,881,392
NAV per share outstanding	$11.50	$9.87	$8.17	$11.81

The Fund – Prior to the Mergers	DRA
Shares outstanding	2
Net assets	$40
NAV per share outstanding	$20.00
The Fund – After the Mergers	DRA
Shares outstanding	25,344,382
Net assets	$506,888,281
NAV per share outstanding	$20.00

Pro Forma Results of Operations

There are no pro forma results of operations to present for the Fund from the period July 1, 2014, the beginning of the Target Funds' current fiscal period, through September 8, 2014, as the Fund had not commenced operations prior to the closing of the Mergers.

Because the combined investment portfolios for the Mergers have been managed as a single integrated portfolio since the Mergers were completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for the Acquiring Fund since the Mergers were consummated.

Costs and Expenses

In connection with the Reorganizations, the Fund assumed certain associated costs and expenses. Such amounts are recognized as a component of "Accrued other expenses" on the Statement of Assets and Liabilities.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

9. Borrowing Arrangements

On September 8, 2014, the Fund entered into a $181,000,000 million (maximum commitment amount) senior committed secured commitment facility ("Borrowings"), with Bank of America Merrill Lynch ("BAML"), as a means of leverage.

On November 30, 2014, the outstanding balance on these Borrowings was $155,300,000. During the period September 8, 2014 (commencement of operations) through November 30, 2014, the average daily balance outstanding and annual interest rate on these Borrowings were $155,300,000 and 1.00%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments. Interest is charged on these Borrowings at a rate equal to the one-month LIBOR (London Inter-Bank Offered Rate) plus 0.85% or if LIBOR were to become unavailable, the Federal Funds Rate plus 1.35%. In addition to interest expense, the Fund pays a non-utilization fee of 0.40% to the extent that the average daily drawn balance for a month is less than $144,800,000.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred and non-utilization fees are recognized as a component of "Interest expense" on the Statement of Operations.

10. Subsequent Events

Borrowing Arrangements

On December 19, 2014, the Fund terminated its Borrowings with BAML and entered into a 364-day $65,000,000 revolving line of credit (line of credit) and a $132,500,000 term loan (term loan), each with Sumitomo Mitsui Banking Corporation ("Sumitomo"). Interest is charged on the line of credit and the term loan at a rate per annum equal to the one-month LIBOR plus 0.65% and the three-month LIBOR plus 0.65%, respectively. The Fund also accrued a one-time upfront fee of 0.10% per annum on the combined $197,500,000 commitment amount and a 0.125% per annum commitment fee on the undrawn portion of the combined commitment amount.

Nuveen Investments

Additional

Fund Information

Board of Trustees*

Roger A. Gibson	John P. Kayser	Leonard W. Kedrowski**	Richard K. Riederer	James M. Wade

*  The Fund's Board of Trustees is comprised entirely of independent trustees.

**  Chairman of the Board of Trustees

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodians State Street Bank & Trust Company Boston, MA 02111 U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel K&L Gates LLP Chicago, IL 60602	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common shares of beneficial interest at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common shares of beneficial interest (excluding common shares that may have been purchased through a tender offer), as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

DRA
Shares repurchased	10,000

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Custom Blended Index (Comparative Benchmark): A five index blend comprised of weightings approximating the Fund's proposed portfolio. The Fund's proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
33%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
20%	BofA Merrill Lynch REIT Preferred Index

An unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.

20%	Barclays U.S. Corporate High Yield Debt Bond Index	An unmanaged index that covers the universe of domestic fixed-rate non-investment grade debt.
15%	MSCI U.S. REIT Index

A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. This index represents approximately 85% of the U.S. REIT universe.

12%	BofA Merrill Lynch Fixed Rate Preferred Securities Index

Tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody's, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody's, S&P and Fitch foreign currency long-term sovereign debt ratings).

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Board Considerations in Approving the Fund's Investment Management and Investment Sub-Advisory Agreements

At meetings held on April 28, 2014 and June 17-18, 2014, the Fund's Board, which is comprised entirely of Independent Trustees, considered information relating to the proposed Investment Management Agreement between the Fund and Nuveen Fund Advisors, LLC ("NFA") and the proposed Investment Sub-Advisory Agreement between NFA and Nuveen Asset Management, LLC ("NAM") with respect to the Fund (collectively, the "Agreements"). In connection with the evaluation of the Agreements, the Board requested and received a substantial amount of information about NFA and NAM and the services to be provided to the Fund, along with other matters believed to be relevant to its deliberations.

In considering the Agreements, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided by NFA and NAM, (2) the costs of services to be provided by NFA and NAM, (3) the performance and discount history of the predecessor funds which were sub-advised by NFA and NAM, and (4) other benefits that may accrue to NFA and NAM through their relationship with the Fund. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board's decision to approve the Agreements. Before approving the Agreements, the Board met in executive session with their independent counsel to consider the materials provided by NFA and NAM and the terms of the Agreements. Based on its evaluation of those materials, the Board concluded that the Agreements were in the interest of the Fund. In reaching its conclusions, the Board considered the following factors:

Nature, Quality and Extent of Investment Advisory Services

The Board considered information about the nature, quality and extent of the services to be provided to the Fund under the Agreements. The Board considered that the advisory services to be provided to the Fund by NFA and NAM would be substantially similar to the advisory services provided by NFA and NAM to the predecessor funds. The Board noted that the Investment Management Agreement provides for the supervision of the Fund's investment program, managing risks and leverage, determining dividends and distributions, providing tax advice and pricing the Fund's securities. The Board further noted that the Investment Sub-Advisory Agreement provides that NAM shall make investment decisions, place purchase and sale orders for portfolio transactions in the Fund and employ professional portfolio managers and securities analysts to provide research services relating to the Fund.

Costs of Services to be Provided by Nuveen Fund Advisors and Nuveen Asset Management

The Board considered the proposed fund-level fee rate and the complex-level fee rate based on managed assets (i.e., the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage)), both of which include breakpoints. The Board noted that NFA had agreed to waive fees or reimburse expenses for the first two years after the closing of the mergers, so that the total annual operating expense ratio (excluding the costs of leverage) of the Fund will be two basis points (0.02%) less than the lowest total annual expense ratio (excluding the costs of leverage) of the predecessor funds for the period from the first day of the then-current fiscal year through the last day of the month prior to the consummation of the mergers, on an annualized basis.

Investment Performance

The Board considered the predecessor funds' performance and discount history. The Board considered whether shareholders might benefit from the continuity of management and services to be provided under the Fund's Agreements, if the mergers were approved by shareholders. The Board considered how the continuity of services provided by NFA and NAM might minimize the Fund's trading discount in the future.

Nuveen Investments

Other Benefits to Nuveen Fund Advisors and Nuveen Asset Management

In evaluating the benefits that may accrue to NFA and NAM, the Board noted that NFA and NAM served as sub-advisers to the predecessor funds and would continue in similar capacities under the Agreements.

After full consideration of these factors, the Board concluded that approval of the Agreements was in the interest of the Fund.

Board Considerations in connection with the Nuveen Change of Control Agreements

The Board noted that on April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement to acquire Nuveen Investments, Inc. ("Nuveen Investments") from the investor group led by Madison Dearborn Partners. According to the proposed transaction, Nuveen Investments would become a wholly-owned subsidiary of TIAA-CREF and Nuveen Investments would operate as a separate subsidiary within TIAA-CREF's asset management business (the "Change of Control Transaction"). Therefore, at the April 28, 2014 and June 17-18, 2014 meetings, the Board, all of whom are not "interested persons" as defined in the 1940 Act, also considered whether it would be in the best interests of the Fund to approve a new investment management agreement between the Fund and NFA and a new sub-advisory agreement between NFA and NAM (each, a "Nuveen Change of Control Agreement" and collectively, the "Nuveen Change of Control Agreements").

In connection with the evaluation of the Nuveen Change of Control Agreements, the Board requested and received a substantial amount of information about NFA and NAM and the services to be provided to the Fund, along with other matters believed to be relevant to its deliberations.

In considering the Nuveen Change of Control Agreements, the Board, advised by independent legal counsel, noted that each Nuveen Change of Control Agreement would take effect only if the closing of the Change of Control Transaction took place after the completion of the mergers. The Board reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided by NFA and NAM, (2) the costs of services to be provided by NFA and NAM, (3) the performance and discount history of the predecessor funds which were sub-advised by NFA and NAM, and (4) other benefits that may accrue to NFA and NAM through their relationship with the Fund. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board's decision to approve the Nuveen Change of Control Agreements.

Before approving the Nuveen Change of Control Agreements, the Board met in executive session with their independent counsel to consider the materials provided by NFA and NAM and the terms of the Nuveen Change of Control Agreements. Based on its evaluation of those materials, the Board concluded that the Nuveen Change of Control Agreements are fair and in the best interests of the Fund's shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board considered information about the nature, quality and extent of the services to be provided to the Fund under the Nuveen Change of Control Agreements. The Board considered that the advisory services to be provided by NFA and NAM to the Fund under the applicable Nuveen Change of Control Agreement would be identical to those advisory services to be provided to the Fund under the Agreements. The Board noted that both the proposed Investment Management Agreement and Nuveen Change of Control Agreement with NFA provide that NFA's investment advisory responsibilities include the supervision of the Fund's investment program, managing risks and leverage, determining dividends and distributions, providing tax advice and pricing the Fund's securities. The Board further noted that both the proposed Investment Sub-Advisory Agreement and Nuveen Change of Control Agreement with NAM provide that NAM's investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in the Fund and employing professional portfolio managers and securities analysts to provide research services relating to the Fund.

Nuveen Investments

Board Considerations in Approving the Fund's Investment Management and
Investment Sub-Advisory Agreements (continued)

Costs of Services to be Provided by Nuveen Fund Advisors and Nuveen Asset Management

The Board considered that the fees to be paid to NFA and NAM under the applicable Nuveen Change of Control Agreement will be identical to the fees payable under the Agreements.

Investment Performance of the Fund

The Board considered the predecessor funds' performance and discount history. The Board considered whether the Fund may benefit from the continuity of management and services to be provided under the Nuveen Change of Control Agreements. The Board considered how the continuity of services provided by NFA and NAM might minimize the Fund's trading discount in the future.

Other Benefits to Nuveen Fund Advisors and Nuveen Asset Management

In evaluating the benefits that may accrue to NFA and NAM, the Board noted that NFA and NAM are proposed to serve as adviser and sub-adviser to the Fund, respectively, and will continue in those capacities under the Nuveen Change of Control Agreements. The Board considered that each service to be provided to the Fund by NFA and NAM is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board approved the Nuveen Change of Control Agreements having concluded that the Nuveen Change of Control Agreements were in the interest of the Fund and its shareholders.

Nuveen Investments

Notes

Notes

Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

ESA-D-1114D 5380-INV-B01/16

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
JUNE 1-30, 2014	0		0	0
JULY 1-31, 2014	0		0	0
AUGUST 1-31, 2014	0		0	0
SEPTEMBER 1-30, 2014	0		0	2,535,000
OCTOBER 1-31, 2014	0		0	2,535,000
NOVEMBER 1-30, 2014	10,000	$17.49	10,000	2,525,000
TOTAL	10,000

* The registrant’s repurchase program, for the repurchase of 2,535,000 shares, was authorized September 23, 2014.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)      Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)      A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)      Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)           If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Diversified Real Asset Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: February 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: February 5, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: February 5, 2015